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                                PHH CORPORATION

                              EXCESS BENEFIT PLAN

                  Amendment and Restatement as of May 1, 1994

                                   ARTICLE I

                                    PURPOSE
           1.1 PURPOSE. This Plan has been established to provide deferred compensation for certain highly compensated employees of PHH Corporation (formerly PHH Group, Inc.) and of certain of its affiliates. Subject to the compensation limits specified in Sections 3.1 and 4.1, the Plan compensates certain designated participants in the PHH Corporation Pension Plan to the extent that benefits under such plan are reduced by virtue of the limitations on benefits payable from tax qualified pension plans set forth in section 415 of the Internal Revenue Code, as amended (the "Code") and the limit on compensation which may be taken into account under tax qualified pension plans imposed by section 401(a)(17) of the Code. The Plan is intended to qualify as a plan maintained for the benefit of a "select group of management or highly compensated employees" within the meaning of applicable provisions of the Employee Retirement Income Security Act of 1974. This Plan amends and restates the PHH Corporation Excess Benefit Plan effective May 1, 1994.

                                   ARTICLE II

                                  DEFINITIONS

           2.1   BASIC  PLAN  means  the  PHH  Corporation Pension
Plan.

           2.2   BOARD   means  the  Board  of  Directors  of  the
Company.

           2.3 COMMITTEE means the Compensation Committee of the Board.

           2.4 COMPANY means PHH Corporation (formerly known as PHH Group, Inc.), a Maryland corporation, and any successor corporation.

           2.5 ELIGIBLE EMPLOYEE means any employee of an Employer who is a participant in the Basic Plan and who is designated by the Committee, acting in its sole and absolute discretion, as an Eligible Employee.



           2.6 EMPLOYER means the Company and any other employer which participates in the Basic Plan and which, with the consent of PHH Corporation, adopts the Plan by action of its board of directors.

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           2.7   PLAN  means  this  PHH Corporation Excess Benefit
Plan.

                                  ARTICLE III

                               LIFETIME BENEFITS

           3.1 ELIGIBILITY OF BENEFITS DURING LIFE. An Eligible Employee who retires under the Early Retirement, Normal Retirement or Deferred Retirement provision of the Basic Plan shall be entitled to receive compensation under this Plan, from the Company, equal to the difference between the benefit payable to the Eligible Employee under the Basic Plan and the benefit which would have been payable to the Eligible Employee under the Basic Plan if the dollar and percentage limits on benefits imposed by section 415(b)(1) of the Code did not apply, and if the limit on compensation imposed by section 401(a)(17) of the Code were increased to one hundred sixty six and two-thirds percent (166 2/3%) of the actual 401(a)(17) limit. If benefits payable to an Eligible Employee under the Basic Plan are increased after the Eligible Employee's participation in the Basic Plan terminates, whether due to cost of living increases in the said section 415(b)(1) or 401(a)(17) limits or otherwise, then the Eligible Employee's benefits under this Plan shall be decreased accordingly.

           3.2 COMMENCEMENT AND FORM OF BENEFITS DURING LIFE. An Eligible Employee's benefits under Section 3.1 shall commence at the same time as the Eligible Employee's benefits commence under the Basic Plan, and shall be paid to the Eligible Employee in the same form as the Eligible Employee's benefits under the Basic Plan.
                                 ARTICLE IV
                                DEATH BENEFITS

           4.1   QUALIFICATION  FOR  AND AMOUNT OF DEATH BENEFITS.
If   an  Eligible  Employee  dies  before  beginning  to  receive compensation under this Plan, and if the surviving spouse or other beneficiary of such Eligible Employee is entitled to a death benefit under the Basic Plan, then the surviving spouse or other beneficiary of the Eligible Employee shall be entitled to receive an amount under this Plan, from the Company, equal to the difference between the benefit payable to such surviving spouse or other beneficiary under the Basic Plan and the benefit which such surviving spouse or other beneficiary would have received under the Basic Plan if the dollar and percentage limits on benefits imposed by section 415(b)(1) of the Code did

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not apply and if the
limit on compensation imposed by section 401(a)(17) of the Code were increased to one hundred sixty six and two-thirds percent
(166 2/3%) of the actual 401(a)(17) limit. If benefits payable under the Basic Plan to an Eligible Employee's surviving spouse or other beneficiary are increased after the Eligible Employee's death, whether due to cost of living increases in the said section 415(b)(1) or 401(a)(17) limits or otherwise, then the benefits payable to the surviving spouse or other beneficiary under this Plan shall be decreased accordingly.

           4.2 DURATION OF PAYMENT. The surviving spouse's or the beneficiary's benefit payable under Section 4.1 shall commence at the same time as the surviving spouse's or the beneficiary's death benefit under the Basic Plan and shall continue until the surviving spouse's or the beneficiary's death benefit under the Basic Plan terminates.

                                   ARTICLE V

                                 ADMINISTRATION

           5.1   THE  COMMITTEE.   The Committee shall administer,
construe and interpret this Plan.

           5.2 DUTIES. In carrying out its duties herein, the Committee shall have discretionary authority to construe and interpret any provisions of this plan and to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties. The Committee shall determine, subject to the provisions of this Plan:

                 (a)   t h e    Eligible   Employees   who   shall
participate in the Plan from time to time; and

                 (b) the amount, if any, due pursuant to the terms hereof to an Eligible Employee (or the Eligible Employee's surviving spouse or other beneficiary) under this Plan.

           5.3   DELEGATION   OF  DUTIES.    Consistent  with  its
charter, the Committee may, in its discretion, delegate its duties to any other person.

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           5.4   CLAIMS PROCEDURE.

                 (a) Initial Claim. If an Eligible Employee or an Eligible Employee's surviving spouse or other beneficiary (hereinafter referred to as a "Claimant") is denied any benefit under this Plan, the Claimant may file a claim with the Committee. The Committee shall review the claim itself or appoint an individual or an entity to review the claim. The Claimant shall be notified within sixty (60) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice prior to the end of the sixty (60) day period stating that circumstances require an extension of the time for decision. The notice of the decision shall be in writing, sent by mail to the Claimant's last known address, and, if the notice is a denial of the claim, the notice must contain the following information:

                       (1)   the specific reasons for the denial;

                       (2)   a  specific  reference  to  pertinent
provisions of the Plan on which the denial is based; and

                       (3)   if  applicable,  a description of any
additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary, and an explanation of the Plan's claims review procedure.

                 (b) Review Procedure. A Claimant is entitled to request a review by the Committee of any denial of the Claimant's claim. The request for review must be submitted to the Committee in writing within sixty (60) days of mailing of notice of the denial. Absent a request for review within the sixty (60) day period, the claim will be deemed to be conclusively denied. The review of a denial of a claim shall be conducted by the Committee or an individual or entity appointed by the Committee. The reviewer shall afford the Claimant an opportunity to review all pertinent documents and submit issues and comments in writing and shall render a review decision in writing, all within sixty
(60) days after receipt of a request for a review, provided that, where not prohibited by law, the reviewer may extend the time for decision by not more than sixty (60) days upon written notice to the Claimant. The Claimant shall receive written notice of the reviewer's decision, together with specific reasons for the decision and reference to the pertinent provisions of the Plan.

           5.5   INDEMNIFICATION  AND  INSURANCE.    To the extent
permitted by law, neither the Committee, nor any other person

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performing  duties  hereunder, shall incur any liability for any act done, determination made or failure to act, if in good faith, and the Company shall indemnify the Committee, its members and such other persons against any and all liability which is incurred as a result of the good faith performance or non-performance of their duties hereunder. Nothing in this Plan shall preclude the Company from purchasing liability insurance to protect such persons with respect to their duties under this Plan.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

           6.1 LIMITATION OF RIGHTS. Nothing contained in this Plan shall be construed to:

                 (a) limit in any way the right of an Employer to terminate an Eligible Employee's employment at any time; or

                 (b) b e evidence of any agreement or understanding, express or implied, that an Employer will employ an Eligible Employee in a particular position or at any particular rate of remuneration.



           6.2 LIFE INSURANCE. The Company, in its discretion, may apply for and procure, as owner and for its own benefit, insurance on the life of an Eligible Employee, in such amounts and in such forms as the Company may choose. An Eligible Employee shall have no interest whatsoever in any such policy or policies, but, at the request of the Company, the Eligible Employee shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company has applied for insurance.

           6.3 NONALIENATION OF BENEFITS. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person. If any person entitled to benefits under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under the Plan, or if any attempt is made to subject any such benefit to the debts, contracts, liabilities, engagements or torts of the person entitled to any such benefit, except as specifically provided in the Plan, then such benefit shall cease and

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terminate in the discretion of the Administrator,
and the Administrator may hold or apply the same or any part thereof to the benefit of any dependent or beneficiary or such person, in such manner and proportion as the Administrator may deem proper. The Employer shall not in any manner be liable for or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

           6.4 AMENDMENT OR TERMINATION OF PLAN. The Board may amend the Plan from time to time in any respect, and may at any time terminate the Plan in its entirety or as it applies to any E m p l oyer; provided, however, that an Eligible Employee's entitlement to benefits earned under this Plan as of the date of amendment or termination may not be terminated or reduced. This Plan shall terminate automatically if the Basic Plan terminates, i n which event (i) no additional employees shall become participants in this Plan and (ii) benefits under this Plan shall be paid in the same manner and at the same time as benefits under the Basic Plan, regardless of whether Basic Plan benefits are paid at or before an Eligible Employee's retirement.

           6.5 UNFUNDED PLAN. This Plan is unfunded. The obligations of the Company with respect to the benefits payable hereunder shall be paid out of the Company's general assets and shall not be secured by any form of trust, escrow or otherwise. The rights of an Eligible Employee, or the Eligible Employee's surviving spouse or other beneficiary, to benefits under the Plan shall be solely those of an unsecured creditor of the Company. Any insurance policy or other assets acquired by or held by the Company in connection with the liabilities assumed by it pursuant to the Plan shall not be deemed to be held under any trust for the benefit of an Eligible Employee or the Eligible Employee's surviving spouse or beneficiary, or to be security for the performance of the obligations of the Company, but shall be, and remain, a general, unpledged and unrestricted asset of the Company. No representation shall be made to any Eligible Employee which is contrary to this Section or which in any way suggests that any insurance policies or other assets which may be maintained by the Company in respect of its obligations under this Plan will be used solely for that purpose. Notwithstanding the preceding provisions of this Section 6.5, the Company, in its discretion, may establish a "rabbi" trust for purposes of accumulating or holding assets in connection with the Company's liabilities under the Plan as long as the establishment and maintenance of such trust does not cause benefits under this Plan to be taxed to Eligible Employees before such benefits are received.

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           6.6   CONSTRUCTION  OF  PLAN.    This  Plan shall be so
construed that it will be maintained an unfunded plan of deferred compensation for a "select group of management or highly compensated employees" within the meaning of applicable provisions of the Employee Retirement Income Security Act of 1974.



           6.7 COMPANY OBLIGATIONS. The Company shall be obligated to pay benefits under this Plan to Eligible Employees and no other person shall be obligated to fulfill the obligations of the Company under this Plan.

           6.8 FORFEITURE OF RIGHT TO FUTURE BENEFITS. Notwith-standing any other provision of this Plan, an Eligible Employee (or such Eligible Employee's surviving spouse or other beneficiary) will forfeit all rights with respect to Plan benefits on account of which payments remain to be made and will be immediately obligated to return to the Company the amount of any Plan benefits previously distributed to the Eligible Employee and the Eligible Employee's surviving spouse or other beneficiary if
(a) such Eligible Employee, within a period of two years from the date his or her employment with the Employer or its affiliates terminates, directly or indirectly, either individually or as owner, partner, agent, employee, consultant or otherwise, except for the account of and on behalf of the Employer or an affiliate of the Employer, engages in any activity competitive with the business of the Employer or an affiliate of the Employer, or in competition with the Employer or one of its affiliates, solicits or otherwise attempts to establish for himself or herself or for any other person, firm or entity, any business relationships with any person, firm or corporation which was, at the time the Eligible Employee's employment terminates or within one year prior thereto, a customer of the Employer or one of its affiliates or
(b) an Eligible Employee's employment is terminated because of willful misconduct or gross negligence in the performance of his or her duties, as determined by the Employer, and the Committee determines in its sole and absolute discretion that such matching contributions shall be forfeited.

                 If an Eligible Employee is determined by the Board, in its sole and absolute discretion, to have committed or threatened to commit an act set forth above, the Eligible Employee, by the Eligible Employee's participation herein, acknowledges that such act will cause irreparable injury to the Employer and that money damages alone will not provide an adequate remedy to the Employer, and that the Board may, in its sole and absolute discretion, determine that the Employer is

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entitled to an injunction  against  such  act  and  direct
the  appropriate representatives of the Employer to seek such an injunction.

                                  ARTICLE VII

                                 EFFECTIVE DATE

           7.1 EFFECTIVE DATE. This amendment and restatement of the Plan shall become effective May 1, 1994. The Plan as herein amended and restated shall apply to persons in the employ of an Employer on and after that date. The rights, if any, of former employees of any Employer whose employment terminated before that date shall be determined under the terms of this Plan as in effect immediately before May 1, 1994.

           IN WITNESS WHEREOF, the Company has caused this Plan to be executed and its seal to be affixed hereto, effective as of May 1, 1994.

ATTEST:                               PHH CORPORATION

                                      By:
(SEAL)

                                      Print Name:

                                      Date:


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